SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant  ☒                            Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

SPECTRUM PHARMACEUTICALS, INC.
(Name of Registrant as Specified In Its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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NOTICE OF LOCATION CHANGE FOR THE ANNUAL MEETING OF STOCKHOLDERS

To Be Held Friday, June 22, 2012

Dear Stockholder:

NOTICE IS HEREBY GIVEN that the location of the 2012 Annual Meeting of Stockholders (the “Annual Meeting”) of Spectrum Pharmaceuticals, Inc., a Delaware corporation (the “Company”), to be held on Friday, June 22, 2012, at 10:30 a.m. Pacific Time, has been moved to 11500 South Eastern Ave., Suite 240, Henderson, Nevada 89052. The Annual Meeting will still be held for the following purposes:

1.	The election of seven directors, each for a term of one year expiring at the 2013 annual meeting of stockholders or until their successors are elected and duly qualified;

2.	The ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal year 2012;

3.	An advisory vote on the compensation of the Company’s named executive officers; and

4.	The transaction of such other business as may properly come before the Annual Meeting.

The foregoing items of business are more fully described in the Company’s Proxy Statement dated May 4, 2012. You are encouraged to carefully review the Proxy Statement before voting your shares. Other than the relocation of the Annual Meeting, we have not made any changes to the Proxy Statement.

Your vote is important for our continued success, and whether or not you attend the Annual Meeting, we encourage you to access our proxy materials and cast your vote, so that your shares will be represented at the Annual Meeting.

If you have any questions about the Annual Meeting or how to access our proxy materials or vote your shares, please contact our Acting Chief Financial Officer, Mr. Brett L. Scott, at Spectrum Pharmaceuticals, Inc., 11500 South Eastern Ave., Suite 240, Henderson, Nevada 89052, or by telephone at (949) 788-6700.

We thank you for your consideration and support.

Very truly yours,

/s/ Rajesh C. Shrotriya, M.D.
RAJESH C. SHROTRIYA, M.D.
June 6, 2012	Chairman of the Board, Chief Executive Officer and President

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 22, 2012

This year, we have distributed our proxy materials to most of our stockholders via the Internet under the “notice and access” approach as permitted by the rules of the Securities and Exchange Commission. Accordingly, on or about May 4, 2012, we mailed a “Notice of Internet Availability of Proxy Materials” to our stockholders, containing instructions on how to access the proxy materials on the Internet and vote shares. Please refer to this Notice in order to access our proxy materials and vote your shares.